SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): May 7, 2002


                               NEBO PRODUCTS, INC.
             (Exact name of registrant as specified in this Charter)


    Utah                                333-56552               87-0637063
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


12382 Gateway Parkplace, #300, Draper, Utah              84020
(Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, Including Area Code:  (801) 495-2150




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ITEM 9.  Regulation FD Disclosure.

         On Tuesday, May 7, 2002, the Company mailed a letter to its shareholders tracking the progress of the Company since it became a public reporting company. The letter also outlines the changes in personnel, as well as the Company's intended business and capital raising strategies.

         The letter is attached to this Report as Exhibit 99.1.


ITEM 7.   Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Exhibits

         Exhibit 99.1               Letter to shareholders dated May 7, 2002.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEBO PRODUCTS, INC.
                                          (Registrant)




                                          By: /s/ Scott Holmes
Date: May 7, 2002                             Scott Holmes
                                              Chairman and CEO